UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2016

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

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Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

None

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders (“Annual Meeting”) for the Company was held on May 25, 2016. At the Annual Meeting, the Company’s shareholders voted on four proposals as described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2016, and cast their votes as set forth below.

Proposal 1: Election of Directors

The Company’s shareholders elected the following ten (10) individuals by the votes indicated below to serve a one-year term, expiring at the Company's 2017 Annual Meeting of Shareholders, unless he or she resigns, dies or is removed before his or her term expires, or until his or her successor has been duly elected and qualified.

Elected Directors	Votes For	Votes Withheld	Broker Non-Votes
Ronald N. Tutor	42,537,090	1,158,293	2,889,773
Peter Arkley	23,673,379	20,022,004	2,889,773
Sidney J. Feltenstein	43,080,228	615,155	2,889,773
James A. Frost	41,567,717	2,127,666	2,889,773
Michael R. Klein	23,528,823	20,166,560	2,889,773
Robert C. Lieber	43,050,326	645,057	2,889,773
Raymond R. Oneglia	36,370,181	7,325,202	2,889,773
Dale A. Reiss	35,790,989	7,904,394	2,889,773
Donald D. Snyder	22,614,532	21,080,851	2,889,773
Dickran M. Tevrizian, Jr.	43,050,274	645,109	2,889,773

Proposal 2: Ratification of Auditors

The Company’s shareholders ratified the retention of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,137,128	406,177	41,851	0

Proposal 3: Amendment and Restatement of Tutor Perini’s By-laws

The Company’s shareholders approved the amendment and restatement of Tutor Perini’s by-laws to modify indemnification provisions, reduce the shareholder threshold required to call special meetings and modify other provisions to reflect best practice based on the Massachusetts Business Corporation Act. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,568,283	83,904	43,196	2,889,773

Proposal 4: Shareholder Advisory Vote on Executive Compensation

The Company’s shareholders cast their votes with respect to the advisory, non-binding, vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,321,782	25,324,081	49,520	2,889,773

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Dated: May 25, 2016	By: /s/Gary G. Smalley
Gary G. Smalley Executive Vice President and Chief Financial Officer